UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 28, 2011
Emisphere Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-17758	13-3306985

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

240 Cedar Knolls Road, Suite 200, Cedar Knolls, New Jersey	07927

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 973-532-8000
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement.
Effective as of February 28, 2011, Emisphere Technologies, Inc. (the “Company”) and Michael V. Novinski mutually agreed to the non-renewal of Mr. Novinski’s employment agreement with the Company, dated April 6, 2007 (the “Employment Agreement”), which was filed with the Securities and Exchange Commission on April 11, 2007 as Exhibit 10.1 to the Company’s Current Report on Form 8-K. The Company did not incur any early termination penalties in connection with the mutual agreement to not renew the Employment Agreement.
On February 28, 2011, the Company issued a press release announcing the non-renewal of the Employment Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
In connection with the mutual agreement to not renew the Employment Agreement as described in Item 1.02 above, Mr. Novinski resigned as President, Chief Executive Officer and director of the Company on February 28, 2011. In addition, the Company and Mr. Novinski entered into a separation and release agreement, dated February 28, 2011 (the “Separation Agreement”), pursuant to which the Company shall pay to Mr. Novinski certain accrued but unpaid bonus payments and vacation benefits and shall also pay its portion of Mr. Novinski’s COBRA health benefits for a certain period of time as further set forth therein. The Separation Agreement also provides that Mr. Novinski’s unvested stock options will continue to vest in accordance with Mr. Novinski’s underlying option agreements and that Mr. Novinski may exercise his vested stock options through April 6, 2012. Under the terms of the Separation Agreement, Mr. Novinski has agreed to provide consulting services to the Company for a period of 18 months and has also agreed to release the Company and certain affiliated parties from all claims and liabilities under federal and state laws arising from his relationship with the Company.
The foregoing summary of the Separation Agreement is qualified in its entirety by reference to the Separation Agreement, which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
On February 28, 2011, the board of directors of the Company appointed Michael R. Garone, the Company’s current Chief Financial Officer, to serve as the Company’s Interim Chief Executive Officer, effective immediately upon Mr. Novinski’s resignation, until a successor is named.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

99.1.	Press Release dated February 28, 2011

99.2.	Separation and Release Agreement, by and between Emisphere Technologies, Inc. and Michael V. Novinski, dated as of February 28, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Emisphere Technologies, Inc.
February 28, 2011	By:	/s/ Michael R. Garone
		Name:	Michael R. Garone
		Title:	Interim Chief Executive Officer and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated February 28, 2011

99.2	Separation and Release Agreement, by and between Emisphere Technologies, Inc. and Michael V. Novinski, dated as of February 28, 2011